Exhibit 4.8

Execution Copy

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

SECOND AMENDMENT

Dated as of April 15, 2011

to

NOTE PURCHASE AGREEMENT

Dated as of June 22, 2006

Re: $37,500,000 6.41% SENIOR NOTES, SERIES A, DUE JUNE 15, 2013

   $37,500,000 6.55% Senior Notes, Series B, due June 15, 2016

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SECOND AMENDMENT dated as of April 15, 2011 (the or this “Second Amendment”) to the Note Purchase Agreement dated as of June 22, 2006 (as amended by the First Amendment dated as of November 5, 2010, the “Note Purchase Agreement”) is between FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership (the “Company”) and FIRST POTOMAC REALTY TRUST, a Maryland real estate investment trust (the “Trust”, the Trust and the Company being herein sometimes collectively referred to as the “Obligors”), and each of the institutions which is a signatory to this Second Amendment (collectively, the “Noteholders”).

R E C I T A L S:

A. The Obligors and each of the purchasers signatory to the Note Purchase Agreement have heretofore entered into the Note Purchase Agreement. The Company has heretofore issued the $37,500,000 6.41% Senior Notes, Series A, due June 15, 2013 and the $37,500,000 6.55% Senior Notes, Series B, due June 15, 2016 (collectively, the “Notes”) pursuant to the Note Purchase Agreement.

B. Concurrently with the execution of the Note Purchase Agreement, certain wholly owned Subsidiaries of the Obligors entered into that certain Guaranty Agreement, dated as of June 22, 2006, for the benefit of the holders of the Notes, pursuant to which such Subsidiaries (the “Subsidiary Guarantors”) guaranteed the Company’s obligations under the Notes and the Note Purchase Agreement (the “Subsidiary Guaranty”).

C. The Obligors and the Noteholders who have executed this Second Amendment (such Noteholders representing at least 51% in principal amount of the Notes currently outstanding) now desire to amend certain provisions of the Note Purchase Agreement upon a majority of the Noteholders’ acceptance in the space below and upon the satisfaction in full of each of the following conditions set forth in Section 2.1 hereto (the “Effective Date”) in the respects, but only in the respects, hereinafter set forth.

D. The Obligors and the Noteholders acknowledge that, in accordance with Section 17.2 of the Note Purchase Agreement, the Obligors must provide each Noteholder with sufficient information, 45 days in advance of the date a decision is required (the “Solicitation Period”), to enable such Noteholder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions of the Note Purchase Agreement or the Notes.

E. Notwithstanding the 45-day Solicitation Period required by Section 17.2 of the Note Purchase Agreement, the Obligors and the Noteholders now desire to waive the Solicitation Period.

F. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

G. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of the Second Amendment set forth in Section 2.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Noteholders do hereby agree as follows:

SECTION	1. AMENDMENTS.

Section 1.1. Section 7.2(a) of the Note Purchase Agreement shall be amended by inserting before the “;” at the end thereof the following phrase:

“and a list of Excluded Subsidiaries (including the income generated by, and asset values of, properties owned by such Subsidiary and the aggregate amount and description of outstanding debt (including dates of assumption, coupon rates and maturity dates thereof) owed by such Subsidiary)”

Section 1.2 Defined Terms. Schedule B of the Note Purchase Agreement shall be amended as follows:

(a) The definition of “Excluded Subsidiary” shall be deleted in its entirety and replaced with the following definition:

““Excluded Subsidiary” means ACP East, LLC, ACP East Finance, LLC, AP Indian Creek, LLC, FP 500 First Street, LLC, Indian Creek Investors, LLC and each other New Asset Subsidiary; provided, however, that if any such Excluded Subsidiary ceases to be prohibited by its organizational documents or loan documents or other related financing documents, each as in effect on the date hereof, or in the case of a New Asset Subsidiary, on the date the relevant loan documents or other related financing documents were assumed by such New Asset Subsidiary or such entity becomes a Subsidiary of the Company, as applicable, and without extension, replacement, modification or renewal thereof, from incurring or guaranteeing other indebtedness, then such Excluded Subsidiary shall cease to be an Excluded Subsidiary and the Obligors shall within 30 days thereafter cause such Subsidiary to execute and deliver to each holder of Notes a Subsidiary Guaranty.”

(b) A new definition of “New Asset Subsidiary” shall be added to read as follows:

““New Asset Subsidiary” means

(i) (A) any Subsidiary of the Company that has acquired from a Person other than the Company or a Subsidiary land or buildings that are encumbered by a Lien; provided that such Lien is not created in contemplation of or in connection with such acquisition; or

(B) any entity that becomes a Subsidiary of the Company and that at the time such entity becomes a Subsidiary of the Company owns land or buildings that are encumbered by a Lien; provided that such Lien was not created in contemplation of or in connection with such entity becoming a Subsidiary of the Company; or

(C) any Subsidiary or Subsidiaries of the Company, or entity or entities that become(s) a Subsidiary or Subsidiaries of the Company, that owns or together own 100% of the equity interests of a Subsidiary or entity described in clauses (A) or (B) above; and

(ii) such Subsidiary or entity, as the case may be, is prohibited by its organizational documents or loan documents or other related financing documents, without extension, replacement, modification or renewal thereof, from incurring or guaranteeing Indebtedness, other than the Indebtedness secured by the Lien described in clauses (A) or (B) above.”

SECTION	2. AGREEMENTS.

Section 2.1. This Second Amendment shall become effective and binding upon the Company and the holders of the Notes on the Effective Date upon the satisfaction in full of each of the following conditions:

(a)	Each holder of a Note shall have received this Second Amendment, duly executed by the Company and the Trust.

(b) The holders of at least 51% in principal amount of the Notes outstanding shall have consented to this Second Amendment as evidenced by their execution thereof.

(c) The representations and warranties of the Company set forth in Section 2.2 hereof shall be true and correct as of the date of the execution and delivery of this Second Amendment.

(d) Each holder of a Note shall have received such certificates of officers of the Company and the Trust as it may reasonably request with respect to this Second Amendment and the transactions contemplated hereby.

(e) The Company shall have paid the fees and disbursements of the holders’ special counsel, Chapman and Cutler LLP, which fees and disbursements are reflected in the statement of such special counsel delivered to the Company at the time of the execution and delivery of this Second Amendment.

Section 2.2. The Obligors hereby jointly and severally represent and warrant that as of the date hereof and as of the date of execution and delivery of this Second Amendment:

(a) This Second Amendment and the transactions contemplated hereby are within the legal powers of the Obligors, have been duly authorized by all necessary legal action on the part of the Obligors, and this Second Amendment has been duly executed and delivered by the Obligors and constitutes a legal, valid and binding obligation of the Obligors enforceable against them in accordance with its terms.

(b) After giving effect to this Second Amendment, no Defaults or Events of Default under the Note Purchase Agreement shall exist and be continuing.

(c) The execution, delivery and performance of this Second Amendment by the Company does not and will not result in a violation of or default under (i) the limited partnership agreement of the Company, (ii) the declaration of trust or bylaws of the Trust, (iii) any agreement to which the Company is a party or by which it is bound or to which any of its properties is subject, (iv) any order, writ, injunction or decree binding on the Company, or (v) any statute, regulation, rule or other law applicable to the Company, except, in the case of (iii) through (v) above, for any violations or defaults that would not reasonably be expected to result in a Material Adverse Effect.

(d) No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery or performance by the Obligors of this Second Amendment, except where the failure to obtain such consents, approvals or authorizations, or to make such filings or declarations, would not reasonably be expected to result in a Material Adverse Effect.

(e) Schedule A attached to this Second Amendment lists properties owned by the Company which are encumbered by mortgages, together with the related income, asset values, maturity dates of the mortgages, dates of assumption and status as an Excluded Subsidiary, and such Schedule A is true and correct in all material respects.

(f) After giving effect to this Second Amendment and the terms of Section 2.1, each Subsidiary which owns an Eligible Unencumbered Property or is an obligor, borrower or guarantor of Indebtedness (other than Excluded Subsidiaries) will have delivered a Subsidiary Guaranty.

Section 2.3. This Second Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 2.4. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

Section 2.5. The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 2.6. This Second Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 2.7. The execution hereof by the parties hereto shall constitute a contract among the parties for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

[Signature page follows]

IN WITNESS WHEREOF, we have hereunto set our hands as of the date first set forth above.

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

By: FIRST POTOMAC REALTY TRUST, Its sole general partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FIRST POTOMAC REALTY TRUST

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

1400 CAVALIER, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

1441 CROSSWAYS BLVD., LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP AIRPARK AB, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP ASHBURN, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

AIRPARK PLACE, LLC

By:	Airpark Place Holdings LLC Its Sole Member

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP AMMENDALE COMMERCE CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

AQUIA TWO, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

CROSSWAYS II LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FPR HOLDINGS LIMITED PARTNERSHIP

By:	FPR General Partner, LLC Its General Partner

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP CHESTERFIELD ABEF, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP CHESTERFIELD CDGH, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP DAVIS DRIVE LOT 5, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP PROPERTIES, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PROPERTIES II, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP DIAMOND HILL, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP CAMPOSTELLA ROAD, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GATEWAY HAMPTON ROADS, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GATEWAY CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP GATEWAY 270, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GATEWAY MANASSAS II, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP 2550 ELLSMERE AVENUE, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP GATEWAY WEST II, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GLEN DALE BUSINESS CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GOLDENROD LANE, LLC

By:	First Potomac Realty Investment Limited Partnership Its Sole Member

By:	First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP GREENBRIER CIRCLE, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

GTC I SECOND LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP HANOVER AB, LLC

By: FPR Holdings Limited Partnership Its Sole Member

By: FPR General Partner, LLC Its General Partner

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP HANOVER C, LLC

By: FPR Holdings Limited Partnership Its Sole Member

By: FPR General Partner, LLC Its General Partner

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP HANOVER D, LLC

By: FPR Holdings Limited Partnership Its Sole Member

By: FPR General Partner, LLC Its General Partner

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

HERNDON CORPORATE CENTER, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

INTERSTATE PLAZA HOLDING, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

INTERSTATE PLAZA OPERATING, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

LINDEN II, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

LUCAS WAY HAMPTON, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

NORFOLK COMMERCE PARK, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP PARK CENTRAL V, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP PATRICK CENTER, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP PINE GLEN, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

RESTON BUSINESS CAMPUS, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP RIVERS BEND, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP 500 & 600 HP WAY, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP 1408 STEPHANIE WAY, LLC

By: First Potomac Realty Investment Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

FP STERLING PARK I, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

FP STERLING PARK 6, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP STERLING PARK 7, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

FP STERLING PARK LAND, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

VIRGINIA CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP WEST PARK, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

FP CRONRIDGE DRIVE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP GIRARD BUSINESS CENTER, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP GIRARD PLACE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

TECHCOURT, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP PARK CENTRAL I, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP TRIANGLE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

15395 JOHN MARSHALL HIGHWAY, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

WINDSOR AT BATTLEFIELD, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP NORTHRIDGE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

FP PARK CENTRAL II, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

4212 TECHCOURT, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP 3 FLINT HILL, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

1211 CONNECTICUT AVENUE, LLC

By:	First Potomac DC Holdings, LLC
Its Managing Member

By:	First Potomac Realty Trust Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP 440 1ST STREET, LLC

By:	First Potomac DC Holdings, LLC
Its Managing Member

By:	First Potomac Realty Trust Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP ATLANTIC CORPORTATE PARK, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

FP CANDLEWOOD, LLC

By:	First Potomac Realty Trust Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

AQUIA ONE, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

ENTERPRISE CENTER I, LLC

By:	Enterprise Center Manager, LLC
Its Managing Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

AP INDIAN CREEK. LLC

By:	FP Indian Creek, LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

INDIAN CREEK INVESTORS, LLC

By:	FP Indian Creek, LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

FP PROSPERITY, LLC

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and
Chief Financial Officer

(Signatures continued on next page)

FP 535 INDEPENDENCE PARKWAY, LLC

By: First Potomac Realty Trust Limited Partnership Its Sole Member

By: First Potomac Realty Trust Its General Partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Executive Vice President and Chief Financial Officer

(Signatures continued on next page)

Accepted and Agreed to:

BENEFICIAL LIFE INSURANCE COMPANY

By :
Name:
Title:

Accepted and Agreed to:

FARM BUREAU LIFE INSURANCE COMPANY EQUITRUST LIFE INSURANCE COMPANY

By :	/s/ Herman L. Riva
Name: Herman L. Riva
Title: Securities Vice President

Accepted and Agreed to:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:
Name:
Title:

Accepted and Agreed to:

PACIFIC LIFE INSURANCE COMPANY (NOMINEE: MAC & CO)

By:	/s/ T. Anthony Premer
Name: T. Anthony Premer
Title: Vice President

By:	/s/ Jennifer L. Portnoff
Name: Jennifer L. Portnoff
Title: Assistant Secretary

Accepted and Agreed to:

MINNESOTA LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:	/s/ E.A. Bergsland
Name: E.A. Bergsland
Title: Vice President

Accepted and Agreed to:

MTL INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:	/s/ E.A. Bergsland
Name: E.A. Bergsland
Title: Vice President

Accepted and Agreed to:

SECURITY NATIONAL LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:	/s/ E.A. Bergsland
Name: E.A. Bergsland
Title: Vice President

Accepted and Agreed to:

UNITED INSURANCE COMPANY OF AMERICA

By: Advantus Capital Management, Inc.

By:	/s/ E.A. Bergsland
Name: E.A. Bergsland
Title: Vice President

Accepted and Agreed to:

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.

By: Advantus Capital Management, Inc.

By:	/s/ Rose A. Lambros
Name: Rose A. Lambros
Title: Vice President

Accepted and Agreed to:

CATHOLIC UNITED FINANCIAL (FKA: THE CATHOLIC AID ASSOCIATION)

By: Advantus Capital Management, Inc.

By:	/s/ Rose A. Lambros
Name: Rose A. Lambros
Title: Vice President

Accepted and Agreed to:

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

By: Advantus Capital Management, Inc.

By:	/s/ Rose A. Lambros
Name: Rose A. Lambros
Title: Vice President

Accepted and Agreed to:

FORT DEARBORN LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:	/s/ Rose A. Lambros
Name: Rose A. Lambros
Title: Vice President

Accepted and Agreed to:

UNITED LIFE INSURANCE COMPANY

By:	/s/ Chad Gwenther
Name: Chad Gwenther
Title: Portfolio Manager

Accepted and Agreed to:

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Patricia Eitrheim
Name: Patricia Eitrheim
Title: Director

Schedule A

PROPERTIES ENCUMBERED BY MORTGAGES, THE RELATED INCOME, ASSET VALUES, MATURITY

DATES OF THE MORTGAGES, DATES OF ASSUMPTION

Schedule A

	September 30,		September 30,	September 30,	September 30,	September 30,
Encumbered Properties	Related Income (2010 NOI)		Asset Value (2010 Book Value)	Maturity Date	Date of Assumption	Subsidiary Guaranty Status
403/405 Glenn Drive	$1,302,109		$17,105,643	7/1/2011	10/7/2005	Prohibited
4612 Navistar Drive	1,831,546		19,547,427	7/11/2011	12/23/2004	Prohibited
Campus at Metro Park	3,017,841		35,569,860	2/11/2012	12/23/2004	Prohibited
One Fair Oaks(1)	4,956,210		62,500,000	6/11/2012	4/8/2011	Prohibited
1434 Crossways Boulevard Building II	1,429,028		13,195,257	8/5/2012	8/17/2005	Prohibited
Crossways Commerce Center	4,277,505		29,418,277	10/1/2012	9/6/2002	Prohibited
Newington Business Park Center	2,311,515		13,581,907	10/1/2012	9/6/2002	Prohibited
Prosperity Business Center	875,204		9,091,859	1/1/2013	11/3/2005	Allowed
Cedar Hill I & III(1)	2,008,251		22,800,000	2/11/2013	2/22/2011	Prohibited
Merrill Lynch Building(1)	907,588		11,000,000	2/13/2013	2/22/2011	Prohibited
1434 Crossways Boulevard Building I	1,219,667		10,777,817	3/5/2013	8/17/2005	Prohibited
Linden Business Center	702,181		14,636,909	10/1/2013	10/13/2005	Prohibited
840 First Street, NE(1)	7,149,242		90,000,000	10/1/2013	3/14/2011	Prohibited
Owings Mills Business Center	761,752		8,618,669	3/1/2014	11/3/2005	Prohibited
Annapolis Commerce Park East	1,680,506		17,569,706	6/1/2014	6/18/2007	Prohibited
Cloverleaf Center	3,134,384		20,677,995	10/8/2014	10/4/2009	Allowed
Plaza 500	5,550,636		32,088,015	8/1/2015	7/18/2005	Prohibited
Van Buren Business Park	1,165,921		9,984,184	8/1/2015	7/18/2005	Prohibited
Rumsey Center	1,323,689		11,132,963	8/1/2015	7/18/2005	Prohibited
Snowden Center	1,532,314		14,769,258	8/1/2015	7/18/2005	Prohibited
Greenbrier Technology Center II	616,408		5,164,955	8/1/2015	7/18/2005	Prohibited
Norfolk Business Center	703,970		4,471,601	8/1/2015	7/18/2005	Prohibited
Northridge I & II	752,327		8,029,682	8/1/2015	7/18/2005	Prohibited
15395 John Marshall Highway	2,287,603		15,606,980	8/1/2015	7/18/2005	Prohibited
Hanover Building D	26,432		3,304,229	8/1/2015	6/27/2006	Allowed
Hanover Building C	244,117		3,865,389	12/1/2017	6/27/2006	Allowed
Chesterfield Buildings C, D, G and H	489,378		8,813,036	8/1/2015	6/27/2006	Allowed
Chesterfield Buildings A, B, E and F	461,207		6,535,018	6/1/2021	6/27/2006	Allowed
7458 Candlewood Road	1,955,256	2)	20,152,612	1/1/2016	12/29/2010	Allowed
Gateway Centre Building I	-19,311		3,308,067	11/1/2016	7/20/2005	Prohibited
500 First Street, NW	4,306,963	(2)	59,161,239	7/1/2020	6/30/2010	Prohibited
Battlefield Corporate Center	721,165	(2)	7,426,054	11/1/2020	10/28/2010	Allowed
Airpark Business Center	267,187		2,987,784	6/1/2021	6/27/2006	Allowed

(1)	2011 Acquisition: income is first full year projected NOI and Asset Value is Purchase Price

(2)	2010 Acquisition: First full year projected NOI